EXHIBIT 10.39

                         PROFESSIONAL SERVICES AGREEMENT

This Agreement is made this 8TH day of October, 1999 between Natural MicroSystems Corporation a Delaware corporation of 100 Crossing Boulevard, Framingham, MA USA 01702 ("NMS") and IP Voice.com. Inc., a Nevada Corporation, of 5050 N. l9th Avenue, Suite 416, Phoenix, Arizona 85015, (the "Customer").

(h)  SCOPE

NMS agrees to perform the services (the "Services") set forth in the in the attached Statement of Work (the "Statement of Work"'). subject to the terms and conditions in this Agreement. Beginning on the Services Starr Date as defined in the Statement of Work, NMS shall provide the Services during NMS' normal business hours unless otherwise expressly stated in the Statement of Work. Each party shall appoint a Project Manager who shall be the point of contact for day to day work.

(i)  TERM OF AGREEMENT

This Agreement shall become effective upon signature by both parties, and shall continue in force until expiration on the Services End Date as defined in the Statement of Work or termination in accordance with Section 8, whichever comes sooner.

3.   PRICES & PAYMENT

NMS shall perform the Services at the rates/prices and any payment schedule(s) set forth in Statement of Work. Customer shall pay each invoice in full within thirty (30) days from the date of such invoice. Customer will nor set-off any amounts due under any invoice, Customer also agrees to reimburse NMS for all travel, airfare, meals, living, incidental and out of pocket expenses incurred in the performance of this Agreement unless otherwise expressly stated in the Statement of Work.

['he rates are exclusive of any taxes or duties. Consequently, Customer shall pay. or reimburse NMS for, the gross amount of any taxes however levied (excluding taxes imposed exclusively on NMS' earnings generally), including, but not limited to, taxes on the Services or present or future sales, use, licensing, delivery, excise. value added or other taxes or duties on any services or deliverables provided hereunder.

Any estimated costs, dates and numbers of hours in the Statement of Work are non-binding estimates. Actual expenses may exceed any estimates. NMS makes no representations that the actual amount of Services performed or the actual number of hours charged will be equal to, or will approximate, any estimate.

A late fee will be assessed on past due amounts at one and one-half percent (1.5%) or the maximum amount then permissible by law, whichever is greater. Customer will also pay any reasonable collection and attorney's fees NMS incurs in the collection of any unpaid balance, including any late fees.

4.   OWNERSHIP

(a) Customer shall retain title to all of Customer's pre-existing patents, copyrights, trade secrets and other intellectual property rights ("Customer's Pre-existing Technology") whether or not such Customer Pre-existing Technology is used to produce, or embodied in the Services or any work or data hereunder. NMS shall retain title to all of NMS' pre-existing patents, copyrights, trade secrets and other intellectual property rights ("NMS Pre-existing Technology") whether or not such NMS Pre-existing Technology is used to produce. or embodied in the Services or any work or data hereunder.

(b) Provided that Customer has made all payments to NMS due under this Agreement, the work product to be made and delivered under this Agreement by NMS ("Work Product") shall be the exclusive property of Customer, excluding NMS Pre-existing technology.

(c) In no event shall this Agreement be construed as an assignment or transfer of any NMS Pre- existing Technology or other rights Prom NMS to Customer.

5.   NONSOLICITATION

Customer agrees that it shall riot during, and for one year after any expiration or termination of this Agreement, directly or indirectly, solicit, hire or other-wise retain as an employee, independent contractor or consultant (except through NMS) any employee of NMS who was directly involved in the performance or this Agreement.

6.   WARRANTY & LIMITATION OF LIABILITY

NMS DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. IN. NO EVENT SHALL NMS BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE AND/OR INDIRECT DAMAGES, INCLUDING, BUT NOT LIMITED TO, THOSE RESULTING FROM LOSS OF USE, DATA PROFIT, BUSINESS, PROSPECTIVE PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENDITURES, INVESTMENTS, LEASES OR COMMITMENTS IN CONNECTION WITH THE 8US1NESS OR GOODWILL, WHETHER ARISING IN AN ACTION OF CONTRACT, TORT OR OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH. NMS' TOTAL LIABILITY AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM CONCERNING NMS PERFORMANCE, NMS' NONPERFORMANCE ANY WORK PRODUCT AND/OR ANY SERVICES, OR FOR DAMAGES FOR ANY CAUSES WHATSOEVER AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT' OR ANY OTHER LEGAL THEORY, SHALL NOT EXCEED THE AMOUNT RECEIVED BY NMS IN RESPONSE TO THE RELATED INVOICE.

7.   PERSONNEL

Customer acknowledges that the NMS personnel providing Services may perform similar services from time to time for third parties. Nothing In this Agreement shall restrict NMS' providing similar services to other customers or NMS' discretion to transfer or assign its personnel to any other project.

8.   TERMINATION:

This Agreement, and any purchase order issued hereunder. may he terminated for causes follows:

i) by either party if the other party fails to perform any material provisions of this Agreement and fails to cure within thirty (30) days after receipt of written notice; or

(ii) by either party immediately upon written notice if the other party becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar office: is appointed to take charge of all or part of such party's assets; or

(iii) by NMS immediately upon written notice if Customer enters into an Agreement with, or is acquired by or merged into, any other party which in NMS' sole opinion is a competitor of NMS or is adverse to NMS' business interest.

9.   NOTICE

Any notice given under this Agreement shall be written or telegraphic. Written notice shall be sent by registered or certified mail, postage prepaid, return receipt requested. Any telegraphic notice must be followed within three (3) days by written notice. All notices shall be effective when first received at the following addresses:

 Natural MicroSystems Corporation        IPVoice.com. Inc.
 100 Crossing Boulevard                  5050 North 1 9th Avenue
 Framingham, MA 01702                    Suite4l6
 Attn: CFO                               Phoenix, AZ 85015
                                         Attn: Bud Bowman

10.  CONFIDENTIAL INFORMATION

Each party agrees to treat a!] information received from the other party which is labeled or identified as proprietary or confidential, as confidential and trade secret proprietary information of the disclosing party ("Confidential information"). The receiving party shall not sell, copy. transfer, publish, disclose, display, or otherwise make available any Confidential Information to any person or third party (including any of the receiving party's subsidiaries), except those with a need to know such Confidential information in order to accomplish the purposes of this Agreement. The receiving party shall secure and protect the Confidential information in a manner consistent with its treatment of its own confidential information of like significance, but no less than reasonable. The receiving party shall take appropriate action by instruction and/or agreement with its employees and agents who are permitted access to such Confidential Information, to satisfy its obligations hereunder. Confidential information does riot include information that: (i) is or becomes part of the public domain through no fault of the receiving party. (ii) is rightfully known to the receiving party without obligations of confidentiality or restrictions on use prior to its first receipt from the disclosing party, or (iii) is, as evidenced by written records, independently developed by the receiving party, or
(iv) is rightfully received from a third party (without obligations of confidentiality or restrictions on use) who is not subject to any non-disclosure obligation.

Neither this Agreement nor receipt of Confidential Information hereunder shall limit either party's independent development and marketing of products or systems. nor will this Agreement or receipt of Confidential Information hereunder prevent cither party from undertaking similar efforts or discussions with third parties, including competitors of each party. Nothing in this Agreement shall restrict either party's discretion to transfer or assign its personnel or prevent employees who had access to Confidential information from using that information mentally retained as part of their general skill, knowledge, talent and expertise.

11.  INDEPENDENT CONTRACTOR

In furnishing services pursuant to the Agreement. NMS will be acting as an Independent Contractor. Neither party is an agent, representative, employee, partner or joint venturer of the other party, and neither party is authorized to act on behalf of the other party. As such, neither NMS nor its employees will be an employee of Customer, and neither NMS nor its employees will by reason of the Agreement or the Services hereunder be entitled to participate in, or to receive any benefit or right under any of Customer's employee benefit or welfare plans.

12.  GENERAL

A. This Agreement constitutes and fully expresses the final, complete, exclusive and entire Agreement between the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties and may not be modified, waived or extended unless mutually agreed upon in writing by both parties.

B. In the event any provision of this Agreement is found to be legally unenforceable, such provision shall be stricken to the extent unenforceable and the remainder of this Agreement. shall remain in full force and effect.

C. This Agreement shall be construed, interpreted and applied in accordance with the Laws of the Commonwealth of Massachusetts, excluding its choice of laws principles. Customer agrees to the exclusive jurisdiction of a competent court in the Commonwealth of Massachusetts.

D. This Agreement may only be modified or amended by a writing signed by the parties.

E. Neither party may assign this Agreement without the prior written consent of the other party, and any attempt by either party to assign this Agreement without such consent shalt be void.

F. The obligations under the following Sections shall survive any expiration or termination of this Agreement: 4, 5, 6, 10 and 12(c).

IN WITNESS WHEREOF, the authorized representatives behalf of the parties hereto have executed this Agreement on behalf of the parties.

Natural MicroSystems Corporation            IPVoice.com, Inc.

By:/s/ Tim Greer                            By: /s/ Barbara S.  Will
--------------------------                  ------------------------------
Name: Tim Greer                             Name: Barbara S.  Will
Title:      VP American Sales               Title: President and COO
Date:       Oct 22, 1999                    Date: October 8, 1999

                                STATEMENT OF WORK
                                       to
                         PROFESSIONAL SERVICES AGREEMENT

                         Dated: 8th day of October 1999

Customer:               IPVOICE.COM. Inc.

Services Start Date:   October 15, 1999

DESCRIPTION OF SERVICES

NMS shall perform the following Services:

IPVoice.com desires the ability to add multiple AGT1/RT2 and / or multiple AGEl/RT2 VOIP platforms to us current single AGTI/RT2 and single AGE l/RT2 VOIP platforms. IPVoice.com has requested that Natural microsystems (NMS) extend their present gateway population from 1 up to 4 AGT1/RT2 or AGE l/RT2 per TX3000 Data Engine utilizing appropriate NMS Software Development Tools.

Features and Requirements:

     - Communication will be established between two gateways configured as IPVoice.com gateways.

     - Each configuration will comprise one TX3000 Data Engine and up to four AGT1/RT2 Fusion cards.

     -    G.723.1 will be the realtime vocoder.

     -    Fusion 2.2 is the current Revision being used by IPVoice.com.

     -    NMS  will  require  adequate  software   representing   IPVoice.com.'s
          proprietary software,

     - NMS will require the operating CI ACCESS/FUSION program ~a it. exists today.

     - Direct phone communication between the respective Project Managers will be required.

Limitations

     This development is planned to fully populate ISA hackplane systems per the "Description Of Service" above using Standard NMS Software Tools and IPVoice.com proprietary applications.

     The IPVoice.com. gateways will be fully tested such that configurations containing at least 1 TX3000 will be scalable and will be configured with from 1 to 4 AGT1/RT2. AGE/RT2 components. The Current IPVoice.com. application which runs on the single component platform will run on the scalable platforms.

     NMS will provide a 30 day software warranty for the work performed. This warranty will begin upon completion and acceptance of the proposed work contained herein.

2.   PROJECT MANAGERS

          NMS Project Manager:           Gerard Boyer

          Customer Project Manager:      Anthony Welch


3.   TERM

            Services Start Date:

            On or about October 11th, 1999

            Services End Date:                  October 29, 1999

4.   RATES/PRICES/PAYMENT SCHEDULE (to be included below by NMS):

            $l6O/hour. The estimate is 117--120 hours for completion

            Customer will reimburse NMS for all travel, airfare, meals, living, incidental and out of pocket expenses unless otherwise expressly stated above.

            Any estimated costs, dates or numbers of hours are non-binding. Actual expenses may exceed any estimates. NMS makes no representations that the actual amount of Services performed or the actual number of hours charged will be equal to, or will approximate, any estimate presented to Customer.

IN WITNESS WHEREOF, the authorized representatives of the panics hereto have executed this Statement of Work on behalf of the parties,

Natural Microsystems Corporation            (Customer)

By: /s/ Tim Geer                            By:/s/ Barbara S.  Will
-------------------------------             --------------------------------
Name: Tim Geer                              Name: Barbara s.  Will
Title:VP Sales America                      Title: President and COO
Date:Oct 22, 1999                           Date: October 8, 1999

IPVoice..com, Inc.                                  Purchase Order No. 99-01202
5050 N. 19thAve.~ Ste. 417/416
Phoenix, AZ 85015
602-3354231             fax 602-335-1577

----------------------------------------------------------PURCHASE ORDER--------
Vendor:                                           Ship To:
Name        Natural MicroSystems                  Name:     IPVC
Address     100 Crossing Blvd.                    Address
City        Framingham   St MA    ZIP   01702     City             St       ZIP
Phone                                             Phone


Qty    Units    Description                         Unit Price       Total

1               Professional Services Agreement     $ 19,200         $ 19,200.00
                Dated October 8, 1999
                                                          Sub Total  $ 19,200.00
                                                Shipping & Handling
                                                        Taxes/State
                                                              Total  $ 19,200.00

            Payment Details
            _Check
            _Cash
            _Account No.:
            _CreditCard
Name:
CC#
Exp Date:

            Shipping Date:

            Approval                           Date         12/2/99
                                               Order No     10/8/99
                                               Sales Rep
                                               Ship Via

            Notes/Remarks